UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017 (January 26, 2017)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition.

On January 27, 2017 Peoples Bancorp Inc. ("Peoples") issued a news release regarding its financial results for the fourth quarter and full year of 2016. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Conference Call to Discuss Earnings:
Peoples will conduct a facilitated conference call to discuss fourth quarter and full year 2016 results of operations today at 10:00 a.m., Eastern Daylight Time, with members of Peoples' executive management participating.  Analysts, media and individual investors are invited to participate in the conference call by calling (866) 890-9285.  A simultaneous Webcast of the conference call audio will be available online via the “Investor Relations” section of Peoples' website, www.peoplesbancorp.com.  Participants are encouraged to call or sign in at least 15 minutes prior to the scheduled conference call time to ensure participation and, if required, to download and install the necessary software.  A replay of the call will be available on Peoples' website in the “Investor Relations” section for one year.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2017, following the unanimous recommendation of the Governance and Nominating Committee, the Board of Directors of Peoples Bancorp Inc. (“Peoples”) elected Terry T. Sweet as a director in the class whose terms expire at the 2018 Annual Meeting of Shareholders of Peoples. The Peoples Board of Directors also appointed Mr. Sweet to serve on the Risk, Audit, and Compensation Committees of the Peoples Board of Directors, in each case effective January 26, 2017.
At the January 26, 2017 meeting of the Board of Directors of Peoples Bank, the banking subsidiary of Peoples, Mr. Sweet was elected as a member of the Peoples Bank Board of Directors.
In his capacity as a non-employee director of Peoples and Peoples Bank, Mr. Sweet will receive compensation on the same basis as the other non-employee directors receive for their service on the Peoples and Peoples Bank Boards of Directors and the respective committees of the Peoples and Peoples Bank Boards of Directors.
Mr. Sweet is a former partner of KPMG LLP (“KPMG”), a professional services company and one of the “Big Four” U.S. accounting firms, which is headquartered in New York City, New York. He retired from KPMG in 2012, after nearly 34 years of financial services industry auditing experience. Peoples has determined that neither Mr. Sweet nor any of his immediate family members has had (or proposes to have) a direct or indirect transaction in which Peoples or any of Peoples’ subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K.
A copy of the news release announcing Mr. Sweet’s election to the Peoples Board of Directors is included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01     Other Events

On January 27, 2017, Peoples issued a news release announcing that the Board of Directors declared a quarterly dividend of $0.20 per common share on January 26, 2017. A copy of the news release is included as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

a) Financial statements of businesses acquired
No response required.

b) Pro forma financial information
No response required.

c) Exhibits
See Index to Exhibits on Page 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 27, 2017	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Peoples Bancorp Inc. on January 27, 2017
99.2	News Release issued by Peoples Bancorp Inc. on January 27, 2017
99.3	News Release issued by Peoples Bancorp Inc. on January 27, 2017

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